UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
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    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 22, 2011

                             TRANS-LUX CORPORATION
                             ---------------------
            (Exact name of registrant as specified in its charter)

        Delaware                       1-2257                        13-1394750
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(State or other jurisdiction        (Commission                (I.R.S. Employer
 of incorporation)                  File Number)             Identification No.)


                   26 Pearl Street, Norwalk, CT  06850-1647
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             (Address of principal executive offices)  (Zip Code)

      Registrant's telephone number, including area code:  (203) 853-4321



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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements fo Certain Officers.

    (c)  On June 22, 2011, the Board of Directors elected Mr. Jeffrey
         Knapp, age 54, Executive Vice President of Sales and Marketing. Mr. Knapp served as President and Chief Operating Officer of Defentect Group from June 2010 through January 2011; Vice President of Marketing of On-Net Surveillance Systems, Inc. from February 2007 through June 2010 and President of Management Strategy, Inc. from January 2005 through February 2007.

         In addition, the Board of Directors elected Mr. Andrew Aldrich, age
         27, Senior Vice President and Chief Strategy Officer. Mr. Aldrich served as a director of Visium, a venture capital firm from August 2010 through December 2010; founder and chief executive officer of CalendarFly.com from October 2008 through August 2010; an analyst with Esoteric Assets Group, a division of Standard and Poor's from January 2007 through October 2008 and a sales and trading associate with Forex Capital Markets from June 2003 through December 2006.

    (d) On June 22, 2011, Mr. Jean-Marc Allain, age 41, the President and Chief Executive Officer of the Company, was appointed to the Board of Directors of the Company effective immediately. Mr. Allain became the President and Chief Executive Officer of the Company on February 16, 2010. Mr. Allain served as President of Panasonic Solutions Company from July 2008 through October 2009; Vice President of Duos Technologies from August 2007 through June 2008; General Manager of Netversant Solutions from October 2004 through June 2005; and Vice President of Adesta, LLC from May 2002 through September 2004. Mr. Allain has familiarity with the operational requirements of complex organizations and has experience dealing with reorganizations and turnarounds.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:



                                            TRANS-LUX CORPORATION



                                            by:   /s/ Angela D. Toppi
                                               -----------------------------
                                               Angela D. Toppi
                                               Executive Vice President
                                               and Chief Financial Officer


                                            by:   /s/ Todd Dupee
                                               -----------------------------
                                               Todd Dupee
                                               Vice President and Controller

Dated:  June 28, 2011